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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    APRIL 26, 2001
                                                 -------------------------------


              COMMUNICATION INTELLIGENCE CORPORATION
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      (exact name of Registrant as specified in its charter)


                           DELAWARE
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        (State or other jurisdiction of incorporation)



            0-19301                                 94-2790442
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   (Commission File Number)              (I. R. S. Employer Identification No.)



274 SHORELINE DRIVE, SUITE 500, REDWOOD SHORES CALIFORNIA           94065
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      (address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (650) 802-7888
                                                           --------------


                                 NOT APPLICABLE
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           (former name or former address, if changed since last report)



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Item 5.    OTHER EVENTS.

         Communication Intelligence Corporation (the "Company") incorporates herein by reference the matters set forth in the Company's press release dated April 26, 2001 (filed as Exhibit 99.1 hereto).



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         (C) The following document is filed herewith as an Exhibit to this FORM 8-K:

         99.1     Press Release, dated April 26, 2001, of the Company.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 1, 2001

                            COMMUNICATION INTELLIGENCE CORPORATION

                            By: /s/  MARJORIE L. BAILEY
                                     ----------------------------------
                                     Marjorie L. Bailey
                                     Vice President, Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.    SUBJECT MATTER                                        PAGE NO.

     99.1      Press Release, dated April 26, 2001, of the Company.......4























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